                                                                      Exhibit 21
                                                                      ----------

                           SUBSIDIARIES OF REGISTRANT
                           --------------------------

The registrant is Alco Standard Corporation, an Ohio corporation, which has no parent. The following sets forth information with respect to Alco's subsidiaries as of November 15, 1994.


                                                                 State or other
                                              % Voting           jurisdiction of
                                              Securities         incorporation
Subsidiary                                    Owned (by whom)    or organization
- ----------                                    ---------------    ---------------
Alco Realty, Inc. (ARI)                       100% Alco           Delaware
  Alco Canada Realty, Inc.                    100% ARI            Canada
  375347 British Columbia Ltd.                100% ARI            Canada
The Alco Standard Foundation                  100% Alco           Pennsylvania
Alco-Texas Realty, Inc.                       100% Alco           Texas

Chesterbrook Insurance Limited                100% Alco           Bermuda

MDR Corporation (MDR)                         100% Alco           Delaware
  AOP Brands, Inc.                            100% MDR            Delaware
  AOP, Inc. (AOP)                             100% MDR            Delaware
     Alco Business Machines, Inc.             100% AOP            Delaware
     Alco Capital Resource Canada Ltd.        100% AOP            Canada
     Alco Capital Resource, Inc.              100% AOP            Georgia
     Alco Office Products (UK) Plc (AOPUK)    100% AOP            England
        Erskine House Group PLC (EHGPLC)      100% AOPUK          England
     Erskine Holdings, Inc. (EHI)             100% AOP            Delaware
        Advanced Image Systems, Inc.          100% EHI            Delaware
        Ameritech Equipment, Inc.             100% EHI            Delaware
        Copytex Corporation                   100% EHI            Delaware
        Edgemont Sales Co., Inc.              100% EHI            Delaware
        Mirex Corporation of Texas            100% EHI            Delaware
        Omi of California, Inc.               100% EHI            Delaware
        University Copy Systems, Inc.         100% EHI            Delaware
        Zeno Systems of Colorado, Inc.        100% EHI            Delaware
        Zeno Systems of Georgia, Inc.         100% EHI            Delaware
        Zeno Systems of Houston, Inc.         100% EHI            Delaware
     Allegheny Business Machines, Inc.        100% AOP            Delaware
     American Business Machines, Inc.         100% AOP            Ohio
     American Business Machines, Inc.         100% AOP            Oregon
     Associated Business Products, Inc.        80% AOP, 20% EHI   Idaho
     Badger Business Products                 100% AOP            Delaware
     Benndorf-Verster Limited                 100% AOP            Canada
     Business Systems of Arizona, Inc.        100% AOP            Delaware
     Business Machines Center, Inc. (NSL)     100% AOP            New Mexico

     Calgary Copier, Ltd.                     100% AOP            Canada
     Copier Consultants, Inc.                 100% AOP            North Carolina


                                                                 State or other
                                              % Voting           jurisdiction of
                                              Securities         incorporation
Subsidiary                                    Owned (by Whom)    or organization
- ----------                                    ---------------    ---------------
Copy Corporation                              100% AOP           Kentucky
Copy Corporation of Canada Limited (CCC)      100% AOP           Canada
  Lion Business Machines, Ltd.                100% CCC           Canada
Copy Data Group, Inc.                         100% AOP           Delaware
Copyline Corporation (Copy)                   100% AOP           California
     Advanced Image Systems, Inc.             100% Copy          California
Copy-Van, Incorporated                        100% AOP           Delaware
D.C. Hey Company, Inc.                        100% AOP           Minnesota
Halifax Office Products Limited               100% AOP           Canada
Hovinga Business Systems, Inc.                100% AOP           Michigan
Innovative Office Systems, Inc. (IOS)         100% AOP           Texas
     Innovative Office Systems-Louisiana
      (IOSL)                                  100% IOS           South Carolina
O'Brien Business Equipment, Inc.              100% AOP           Ohio
Office Products, Inc. (OP)                    100% AOP           Delaware
Office Group, Inc. (OG)                       100% AOP           Delaware
Omni Business Systems, Inc.                    80% AOP, 20% EHI  Florida
Southern Copy Machines, Inc.                  100% AOP           Delaware
Standard Office Systems of Sacramento, Inc.   100% AOP           Delaware
Modern Office Machines, Inc. (MOM)            100% BPL           South Carolina
TNL Financial, Inc.                           100% AOP           Delaware
Taft Locke Companies                          100% AOP           Delaware
The T. Talbott Bond Company                   100% AOP           Maryland
Taylor-Made Office Systems, Inc.              100% AOP           California
J. L. Teel Company, Inc.                      100% AOP           Delaware
Texas Copy Systems, Inc.                      100% AOP           Delaware
Uni-Copy Corporation of North Carolina        100% AOP           Delaware
Unitech, Inc., of Mississippi                 100% AOP           Mississippi
University Copy Systems of Hawaii, Inc.       100% AOP           Hawaii
Western Business Resources, Inc.              100% AOP           South Dakota
Worcester Business Machines, Inc.             100% AOP           Massachusetts
Xtec Office Systems, Inc.                      80% AOP, 20% EHI  Pennsylvania

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                                     - 2 -

                                                                        State or other
                                                                        jurisdiction of
                                                % Voting Securities     incorporation or
Subsidiary                                      Owned (by whom)         organization
- ----------                                      -------------------     ----------------
Alco Standard Acquisition Capital Corporation   100% MDR                Delaware
Alco Standard Ltd.                              100% MDR                Delaware
Alco Standard Petroleum Corporation             100% MDR                Delaware
Alco Venture Capital Company                    100% MDR                Delaware

Office Automation, Inc. (OAI)                   100% Alco               Kansas

Unisource Holdings, Inc. (Unisource Hold)       100% MDR                Delaware
  Unisource Worldwide, Inc. (UWI)               100% Unisource Hold     Delaware
    Central Products Company-Linden             100% UWI                Delaware
    Dygert/FCF, Inc.                            100% UWI                New York

    Paper Corporation of
      North America (PCNA)                      100% UWI                Delaware
        3813 Holdings, Ltd.                     100% PCNA               Canada
        Unisource Canada, Inc.                  100% PCNA               Canada
    Unisource Brands, Inc.                      100% UWI                Delaware
    Unisource International, Inc.               100% UWI                Delaware
    Unisource Sales Corporation                 100% UWI                Delaware

Partners Securities Company                     100% Alco               Delaware

TDFC Corporation                                100% AFG                Delaware

Upshur Coals Corporation                        100% Alco               West Virginia
